CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   [5/11/04]

[$575,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,100,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 21.8% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Rate Collateral

		Total	%
	No of	Scheduled	Scheduled		WA OLTV *
Current Rate (%)	Loans	Balance	Balance	WAC (%)	(%)	WA FICO
5.01 - 5.50	10	2,080,807	1.1	5.34	65.1	736
5.51 - 6.00	100	22,432,856	11.8	5.87	72.4	667
6.01 - 6.50	199	43,704,492	22.9	6.33	75.0	653
6.51 - 7.00	225	42,402,917	22.2	6.83	76.5	639
7.01 - 7.50	155	24,396,208	12.8	7.29	79.7	629
7.51 - 8.00	111	14,637,188	7.7	7.79	81.4	624
8.01 - 8.50	66	7,634,317	4.0	8.32	83.8	625
8.51 - 9.00	75	7,736,874	4.1	8.80	82.6	616
9.01 - 9.50	77	5,703,271	3.0	9.32	89.9	619
9.51 - 10.00	92	4,887,726	2.6	9.87	95.5	614
10.01 - 10.50	75	3,567,206	1.9	10.34	92.5	603
10.51 - 11.00	58	2,377,027	1.2	10.81	93.5	615
11.01 - 11.50	50	1,846,365	1.0	11.39	88.7	615
11.51 - 12.00	132	2,978,485	1.6	11.86	94.1	620
12.01 - 12.50	81	2,366,378	1.2	12.41	98.9	638
12.51 - 13.00	31	1,194,699	0.6	12.78	92.4	642
13.01 - 13.50	21	677,312	0.4	13.20	99.8	633
13.51 - 14.00	2	90,275	0.0	13.90	100.0	651
14.01 - 14.50	2	63,632	0.0	14.15	100.0	627
Total:	1,562	190,778,036	100.0	7.38	79.1	640

*      Note, for second liens, CLTV is employed in this calculation.

Adjustable Rate Collateral

		Total	%
	No of	Scheduled	Scheduled		WA OLTV *
ARM Current Rate (%)	Loans	Balance	Balance	WAC (%)	(%)	WA FICO
0.01 - 5.00	90	23,503,815	2.7	4.87	79.2	678
5.01 - 5.50	208	45,650,100	5.3	5.35	80.2	667
5.51 - 6.00	404	90,132,158	10.4	5.84	80.7	657
6.01 - 6.50	738	144,250,261	16.6	6.31	81.1	646
6.51 - 7.00	833	148,369,789	17.1	6.80	81.8	628
7.01 - 7.50	777	125,137,282	14.4	7.31	82.6	608
7.51 - 8.00	862	128,106,561	14.8	7.80	83.0	599
8.01 - 8.50	544	74,290,477	8.6	8.30	82.3	602
8.51 - 9.00	399	52,362,988	6.0	8.77	81.3	583
9.01 - 9.50	156	16,960,670	2.0	9.24	80.5	556
9.51 - 10.00	97	9,803,872	1.1	9.74	77.6	551
10.01 – 10.50	40	4,438,217	0.5	10.29	76.3	553
10.51 – 11.00	28	2,968,071	0.3	10.80	69.6	534
11.01 – 11.50	15	1,111,636	0.1	11.21	73.7	542
11.51 – 12.00	8	793,368	0.1	11.72	70.2	525
12.01 – 12.50	2	365,867	0.0	12.35	70.0	525
12.51 – 13.00	1	51,311	0.0	12.55	65.0	551
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.   Approximately 20.7% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Rate Collateral

		Total	%
	No of	Scheduled	Scheduled		WA OLTV *
Current Rate (%)	Loans	Balance	Balance	WAC (%)	(%)	WA FICO
5.01 - 5.50	2	303,033	0.3	5.43	60.8	784
5.51 - 6.00	64	12,470,861	10.6	5.86	69.7	665
6.01 - 6.50	141	28,908,656	24.6	6.34	73.0	646
6.51 - 7.00	146	25,796,751	22.0	6.84	74.2	629
7.01 - 7.50	107	16,650,074	14.2	7.29	79.9	631
7.51 - 8.00	74	9,798,341	8.4	7.81	82.0	630
8.01 - 8.50	43	4,598,047	3.9	8.32	84.9	620
8.51 - 9.00	42	4,351,430	3.7	8.77	81.0	597
9.01 - 9.50	39	2,377,745	2.0	9.34	88.6	611
9.51 - 10.00	64	2,573,245	2.2	9.87	96.7	606
10.01 - 10.50	53	1,919,562	1.6	10.35	92.8	614
10.51 - 11.00	39	1,148,327	1.0	10.85	95.2	608
11.01 - 11.50	36	1,098,561	0.9	11.42	91.5	626
11.51 - 12.00	106	2,039,906	1.7	11.86	93.8	611
12.01 - 12.50	70	1,697,165	1.4	12.45	99.3	629
12.51 - 13.00	27	905,338	0.8	12.82	90.0	641
13.01 - 13.50	20	618,121	0.5	13.20	99.8	633
13.51 - 14.00	1	25,557	0.0	13.90	100.0	644
14.01 - 14.50	2	63,632	0.1	14.15	100.0	627
Total:	1,076	117,344,355	100.0	7.39	78.0	635

*     Note, for second liens, CLTV is employed in this calculation.

Adjustable Rate Collateral

		Total	%
	No of	Scheduled	Scheduled		WA OLTV *
Current Rate (%)	Loans	Balance	Balance	WAC (%)	(%)	WA FICO
0.01 - 5.00	53	11,167,786	2.0	4.89	78.2	684
5.01 - 5.50	151	28,279,628	5.2	5.35	79.7	665
5.51 - 6.00	272	47,758,493	8.8	5.84	80.6	653
6.01 - 6.50	527	88,852,732	16.3	6.30	80.5	644
6.51 - 7.00	603	94,049,873	17.2	6.81	81.5	628
7.01 - 7.50	588	83,513,004	15.3	7.30	82.8	607
7.51 - 8.00	688	92,627,455	17.0	7.80	82.9	601
8.01 - 8.50	444	57,731,550	10.6	8.30	82.1	606
8.51 - 9.00	252	30,755,646	5.6	8.76	82.5	599
9.01 - 9.50	50	5,569,625	1.0	9.23	85.8	565
9.51 - 10.00	27	2,836,656	0.5	9.76	81.3	549
10.01 - 10.50	14	1,347,122	0.2	10.29	76.5	582
10.51 - 11.00	6	692,588	0.1	10.82	66.0	530
11.01 - 11.50	3	199,037	0.0	11.13	68.1	553
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.